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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (D)
                   OF THE SECURITIES AND EXCHANGE ACT OF 1934


                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
                                 APRIL 21, 2004


                            BHA Group Holdings, Inc.
         --------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


            Delaware                      0-15045               43-1416730
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(State or Other Jurisdiction of      (Commission File     (I.R.S. Employer
 Incorporation or Organization)      Number)              Identification Number)


    8800 East 63rd Street, Kansas City, Missouri                        64133
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      (Address of Principal Executive Offices)                       (Zip Code)


Registrant's telephone number, including area code:             (816) 356-8400
                                                                --------------


Former name or former address, if changed, since last report:   Not applicable
                                                                --------------



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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibit 99.1, press release dated April 21, 2004 announcing earnings for the quarter ended March 31, 2004.

ITEM 9.  DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

In accordance with guidance from the Securities and Exchange Commission in Release number 33-8216, the information furnished under this Item 9 ("Regulation FD Disclosure") is intended to be furnished under Item 12 ("Results of Operations and Financial Condition"). The information in this Current Report on Form 8-K and the Exhibit attached hereto shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

On April 21, 2004, BHA Group Holdings, Inc. issued a press release (the "Press Release") in which the Company announced its operating results for the quarter ended March 31, 2004. A copy of the Press Release is attached as Exhibit 99.1.







                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           BHA GROUP HOLDINGS, INC.


                                           /s/ James E. Lund
                                           -------------------------------------
                                           James E. Lund
                                           President and Chief Executive Officer

DATED:  April 21, 2004



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EXHIBIT INDEX

Exhibit No    Description
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99.1          Press Release